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                                                                 EXHIBIT 10.16.3


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                                                                  EXECUTION COPY







                                 THIRD AMENDMENT


              THIRD AMENDMENT, dated as of July 12, 1999 (this "Amendment"), to and of the Amended and Restated Credit and Participation Agreement, dated as of November 14, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among LORAL SPACECOM CORPORATION (the "Borrower"), SPACE SYSTEMS/LORAL, INC. ("SS/L"), the Banks from time to time parties thereto (the "Banks"), ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A. ("San Paolo"), individually and as selling bank (in such capacity, the "Selling Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank of America"), as administrative agent (in such capacity, the "Administrative Agent") and as issuing bank, THE CHASE MANHATTAN BANK, as syndication agent and NATIONSBANK OF TEXAS, N.A., as documentation agent.


                              W I T N E S S E T H :

              WHEREAS, pursuant to the Credit Agreement, the Borrower was permitted to use the proceeds of the Term Loans and a portion of the Revolving Credit Facility to refinance and retire Intercompany Debt ("Intercompany Debt") owed by the Borrower to Loral Space and Communications Ltd. ("Loral-Bermuda") on the Closing Date so long as at least $200,000,000 of such Intercompany Debt remained outstanding as of the Closing Date;


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              WHEREAS, a portion of the Intercompany Debt is evidenced by a
Promissory Note between the Borrower and Loral-Bermuda dated March 14, 1997 in an outstanding principal amount of $361,000,000 (the "Intercompany Note");

              WHEREAS, the Borrower wishes to amend the Credit Agreement to permit the Borrower to make a prepayment of the Intercompany Note in cash or certain assets to the extent the principal amount thereof exceeds $200,000,000, which prepayment would have been permitted if made on the Closing Date;

              WHEREAS, in connection with the foregoing, the Borrower has requested that the Credit Agreement be amended as more fully set forth below; and

              WHEREAS, the Required Banks are willing to agree to such amendment upon terms and subject to the conditions set forth below;

              NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

              Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein (including the recitals hereto) as therein defined.



              Section 2. Amendment of Subsection 9.2(c) (Limitation on Indebtedness). Subsection 9.2(c) is hereby amended by adding after the word "refinancing" appearing in the parenthetical contained therein the following:

              "and by any amount representing accrued or deferred interest accrued prior to or during the period of any extensions or renewals".

              Section 3. Amendment of Subsection 9.6 (Limitation on Sale of Assets). Subsection 9.6 is hereby amended by (a) deleting the word "or" appearing at the end of paragraph (g) thereof and (b) adding after paragraph (h) thereof the following:

       "; or

              (i) upon any termination of the lease agreement described in Item 2 on Schedule 9.9, the Borrower may take any actions required in connection with such termination to effectuate such termination, including transferring any of its rights under transponder capacity contracts in connection with any such termination."


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              Section 4. Amendment of Subsection 9.9 (Transactions with
Affiliates). Subsection 9.9 of the Credit Agreement is hereby amended by deleting the words "in effect on the Closing Date" appearing in such subsection and by correcting the heading on Schedule 9.9 to the Credit Agreement (Certain Agreements) so that it reads "Schedule 9.9."

              Section 5. Amendment of Subsection 9.10 (Limitation on Intercompany Debt). Subsection 9.10 of the Credit Agreement is hereby amended to permit the Borrower to prepay the outstanding principal amount of the Intercompany Note from time to time to the extent the aggregate principal amount thereof exceeds $200,000,000 at such time (it being understood that the principal amount of the Intercompany Note may be increased to the extent the interest payable thereon is capitalized and such increase in the principal of the Intercompany Note shall not be subject to subsection 9.11), such prepayment to be made in cash or in assets of the Borrower consisting of the Borrower's ownership interests (valued at book value) in Telstar 6 and Telstar 7 and the FCC licenses relating thereto (any such prepayment with such assets shall be permitted under subsection 9.6 and shall not be included for purposes of determining compliance with any Dollar limitation contained therein).

              Section 6. Conditions Precedent. This Amendment shall become effective as of the date (the "Amendment Effective Date") that the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, SS/L, and the Required Banks.

              Section 7. Legal Obligation. The Borrower represents and warrants to each Bank that the Credit Agreement and this Amendment constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

              Section 8. Continuing Effect. Except for the amendments expressly provided herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The amendments provided herein shall be limited precisely as drafted and shall not be construed to be an amendment or waiver of any other provision of the Credit Agreement other than as specifically provided herein.

              Section 9. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

              SECTION 10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT


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SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW
OF THE STATE OF NEW YORK.



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              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                      LORAL SPACECOM CORPORATION


                                      By:/s/Eric Zahler
                                         ---------------------------------
                                         Title: Vice President


                                      SPACE SYSTEMS/LORAL, INC.


                                      By:/s/Eric Zahler
                                         ---------------------------------
                                         Title: Vice President


                                      BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION,
                                        as Administrative Agent, Issuing Bank
                                        and a Bank


                                      By:/s/Steve A. Arnoowitz
                                         ---------------------------------
                                         Title: Managing Director


                                      SAN PAOLO IMI S.p.A.,
                                        as Selling Bank and in its individual
                                        capacity


                                      By:/s/San Paolo IMI S.p.A.
                                         ---------------------------------
                                         Title:


                                      By:/s/San Paolo IMI S.p.A.
                                         ---------------------------------
                                         Title:


                                      THE CHASE MANHATTAN BANK


                                      By:
                                         ---------------------------------
                                         Title:



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                                      THE BANK OF NEW YORK


                                      By:/s/The Bank of New York
                                         ---------------------------------
                                         Title:


                                      BARCLAYS BANK PLC


                                      By:
                                         ---------------------------------
                                         Title:


                                      CREDIT LYONNAIS, NEW YORK BRANCH


                                      By:/s/John P. Judge
                                         ---------------------------------
                                         Title: Vice President


                                      DEUTSCHE BANK AG, NEW YORK AND/OR
                                      CAYMAN ISLANDS BRANCHES


                                      By:/s/Joel Makowsky
                                         ---------------------------------
                                         Title: Vice President


                                      By:/s/Andreas Neumeier
                                         ---------------------------------
                                         Title: Vice President


                                      THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                      By:/s/J. Kenneth Biegen
                                         ---------------------------------
                                         Title: Senior Vice President




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                                      MELLON BANK N.A.


                                      By:
                                         ---------------------------------
                                         Title:


                                      THE SANWA BANK, LIMITED,
                                      NEW YORK BRANCH


                                      By:
                                         ---------------------------------
                                         Title:


                                      SOCIETE GENERALE


                                      By:/s/Jose A. Moreno
                                         ---------------------------------
                                         Title: Director


                                      THE SUMITOMO BANK LIMITED


                                      By:/s/The Sumitomo Bank Limited
                                         ---------------------------------
                                         Title:


                                      BANK OF MONTREAL


                                      By:
                                         ---------------------------------
                                         Title:


                                      THE BANK OF NOVA SCOTIA


                                      By:/s/J. Alan Edwards
                                         ---------------------------------
                                         Title:Authorized Signatory




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                                      BANQUE NATIONALE DE PARIS


                                      By:/s/Richard L. Sted
                                         ---------------------------------
                                         Title: Senior Vice President


                                      By:/s/Sophie Revillard Kaufman
                                         ---------------------------------
                                         Title: Vice President


                                      PARIBAS


                                      By:
                                         ---------------------------------
                                         Title:


                                      By:
                                         ---------------------------------
                                         Title:


                                      BAYERISCHE LANDESBANK GIROZENTRALE
                                      CAYMAN ISLANDS BRANCH


                                      By:/s/Alexander Kohnert
                                         ---------------------------------
                                         Title: First Vice President


                                      By:/s/James H. Boyle
                                         ---------------------------------
                                         Title: Vice President


                                      CIBC INC.


                                      By:/s/Harold Birk
                                         ---------------------------------
                                         Title: Executive Director
                                                CIBC World Markets Corp. As
                                                Agent




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                                      CITIBANK, N.A.


                                      By:
                                         ---------------------------------
                                         Title:


                                      FUJI BANK, LIMITED


                                      By:/s/Teiji Teramoto
                                         ---------------------------------
                                         Title: Vice President


                                      THE LONG-TERM CREDIT BANK OF JAPAN,
                                      LIMITED


                                      By:/s/Nozomi Moue
                                         ---------------------------------
                                         Title: Deputy General Manager


                                      THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION


                                      By:
                                         ---------------------------------
                                         Title:


                                      NATIONAL CITY BANK


                                      By:
                                         ---------------------------------
                                         Title:


                                      PNC BANK, NATIONAL ASSOCIATION


                                      By:/s/Steffen W. Crowther
                                         ---------------------------------
                                         Title:  Vice President
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                                      THE TOKAI BANK, LIMITED
                                      NEW YORK BRANCH


                                      By:
                                         ---------------------------------
                                         Title:


                                      THE TOYO TRUST & BANKING CO., LTD.


                                      By:
                                         ---------------------------------
                                         Title:


                                      UNICREDITO ITALIANO


                                      By:/s/Unicredito Italiano
                                         ---------------------------------
                                         Title:


                                      By:/s/Unicredito Italiano
                                         ---------------------------------
                                         Title:


                                      BANKERS TRUST COMPANY


                                      By:/s/Bankers Trust Company
                                         ---------------------------------
                                         Title: